                         THE TAIWAN
                         FUND, INC.(R)


                     * * * * * * * * * * *


                         Annual Report
                         August 31, 2002

---------------------------------------------------------------
                         THE TAIWAN
                         FUND, INC.
---------------------------------------------------------------

                         WHAT'S INSIDE

---------------------------------------------------------------
                                                           Page
                                                           ----

Chairman's Statement                                         2

Report of the Investment Manager                             5

Portfolio Snapshot                                          10

Investments                                                 11

Financial Statements                                        15

Notes to Financial Statements                               18

Report of Independent Auditors                              21

Other Information                                           22

Summary of Dividend Reinvestment and Cash Purchase Plan     23
                     * * * * * * * * * * *

---------------------------------------------------------------

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2002. During this period, the Fund's net asset value ("NAV") increased by 5.21% in U.S. dollar terms and by 3.72% in New Taiwan ("NT") dollar terms. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 5.67% in NT dollar terms. The NT dollar appreciated over the U.S. dollar by 0.97% during this period.

On August 31, 2002, the Fund's shares were trading at US$9.27 per share, reflecting a discount of 18.04% to the Fund's NAV per share of US$11.31. The Fund's shares were trading at a discount of 8.09% on August 31, 2001.

The year began well, as the global economy rebounded sharply from its low in 2001. U.S. Gross Domestic Product ("GDP") rose at an annual rate of 2.7% in the fourth quarter of 2001, up from a decline of 0.3% in the third quarter of 2001. After dipping into a recession in early 2001 due to a massive inventory correction, the resilient U.S. economy regained its momentum in late 2001 and helped in a global recovery. The key to this recovery was continued consumer demand in the U.S., which was surprisingly strong in the aftermath of the 9-11 terrorist attacks. Low interest rates, growing personal income, stabilizing stock markets, and a strong housing sector all contributed to the strength of U.S. consumer spending. As U.S. businesses replenished their inventories, Taiwan's economy rebounded with strong export growth in the second half of 2001.

Nevertheless, the pace of the global recovery seemed to slow down in the second quarter of 2002. U.S. GDP growth in the second quarter declined to just 1.1%, down from 5% in the first quarter. While business investments made a turnaround with positive growth, consumer spending lost its momentum and experienced weaker growth for the second consecutive quarter. If consumer spending plateaus, the global recovery may take more time to resume a stable upward trend. With global demand easing, Taiwan's export growth is expected to decline during late 2002.

Taiwan's economic activity in 2002 was in line with global activity, with exports recovering in the fourth quarter of 2001. Driven by stronger export growth, Taiwan's GDP growth increased from -4.42% in the third quarter of 2001, to a projected 4.06% in the third quarter of 2002, according to recent government estimates. In light of a slower global economy, however, we expect to see softening results in Taiwan's economic activities, including export orders and industrial production.

--------------------------------------------------------------------------------


Nevertheless, we remain optimistic about Taiwan's economy for the coming year. Although the global recovery may be slow, we believe it will continue in 2003. U.S. business investments, for example, have been stabilizing since the fourth quarter of 2001. Business inventories have been controlled at a reasonable level after massive corrections in 2001. A stronger recovery is therefore expected for 2003, when businesses increase their investments in areas such as PC upgrades, and consumers come back into stores to spend with more confidence.

In addition, we believe that Taiwan can benefit significantly from its increasing ties to the booming Chinese economy. Taiwan is China's fourth largest foreign investor, and the second largest importer. With its projected GDP growth of over 7% in 2002 and over 5% in 2003, China is capturing the world's attention with its enormous potential. Taiwan's exports to China (including via Hong Kong) as a percentage of total exports have risen significantly from approximately 18% in 2000 to the current level of 25%. With the current mixed global outlook, China provides Taiwan a great support to rely on for the foreseeable future.

A positive factor on the economic front, China is nonetheless a negative factor on the political front. Although political events seldom generate a long-term impact upon the economy, the stock market may from time-to-time suffer their consequences. In the next twelve months, however, we do not foresee cross-strait tensions escalating significantly. In fact, the market appears relatively immune to such issues after being affected by the "one country on each side" statement, when President Chen Shui-bian delivered his speech back in August. It should also be noted that the official reactions to this event, in China, the U.S. and Taiwan, confirmed that no leaders wanted to increase political tensions at this time. Economic issues are expected to remain a top priority for policymakers across the strait.

However, the most important political factor affecting the global market is the increasing likelihood of a war between the U.S. and Iraq. Confidence will wane during a period of prolonged warfare, deterring businesses from making their expected investments. Consumer demand will also weaken. Financial markets are likely to stay volatile with the impending threat of war.

During the past year, the Fund's shares were trading at an average discount of around 10.3%. The discount varied primarily due to changes in market sentiment. We are confident that with the Fund's strong portfolio management team, the discount should gradually narrow over the long term.

--------------------------------------------------------------------------------
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------


We expect the TAIEX to break out of its downward trend in the near term, as most of the bad news, such as the slowing economic recovery and the threat of war in the Middle East, is already reflected in current share prices. Taiwan's long-term economic outlook, in our opinion, remains promising. The current low valuation only provides another buying opportunity for prudent investors. We remain positive on the future performance of the Fund, which has provided satisfactory results after the Fund's investment adviser implemented its new portfolio strategy in May. The Board maintains its confidence in the Fund's long-term performance, and we thank you for your continued support.


Sincerely,

/s/ S.Y. Wang
--------------------
S.Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") increased by 5.21% in U.S. dollar terms and by 3.72% in New Taiwan ("NT") dollar terms during the fiscal year ended August 31, 2002. The Taiwan Stock Exchange Index (the "TAIEX") increased by 5.67% in NT dollar terms during the same period. The Fund's performance during this period reflected drastic changes in the performance of the technology sector.

As of August 31, 2001, the Fund had allocated 62.9% of its NAV to the technology sector, compared to the index weighting of about 56%. During the following six months, the Fund posted a return of 30.1% in NT dollar terms, outperforming the TAIEX by 3.8%. The technology sector was the main contributor, with the Electronics Sub-Index beating the TAIEX by 11.9% during the same period. The Fund's exposure to the technology sector increased to 72.9% as of February 28, 2002, but the technology sector did not outperform the TAIEX in the following months. In the ensuing three months, the Fund's NAV declined by 6.7% in NT dollar terms, compared to the 0.36% decline of the TAIEX. The technology sector was the main reason, with the Electronics Sub-Index falling 7.9% during this period. The following table outlines the relative performance of the Fund, the Electronics Sub-Index and the TAIEX during the indicated periods.

Performance Comparison (percentage change in NT dollar terms)

-----------------------------------------------------------------
                            8/31/2001-   2/28/2002-   5/31/2002-
                            2/28/2002    5/31/2002    8/31/2002
-----------------------------------------------------------------
 The Fund                    +30.09%       -6.70%      -14.55%
-----------------------------------------------------------------
 Electronics Sub-Index       +38.18%       -7.89%      -21.84%
-----------------------------------------------------------------
 TAIEX                       +26.32%       -0.36%      -16.05%
-----------------------------------------------------------------

Since May, however, the Fund's performance improved as we took over the management of the Fund's portfolio and consequently changed the Fund's sector weighting to match the market's latest developments. We believed that the technology sector was under pressure because of weakening consumer demand since late in the first quarter. On the other hand, basic materials stocks were still trading at high levels, fueled by strong demand in areas such as automobiles and real estate transactions at lowered interest rates. Therefore, we increased the weighting in the plastics sector and the rubber sector, and reduced our weighting in the technology sector. As it turned out, the plastics sector outperformed the TAIEX by 19.4% and the rubber sector outperformed the TAIEX by 33.7% during the three-month period ended August 31, 2002. As a result, we were able to outperform our benchmark during that period.

--------------------------------------------------------------------------------


In addition, since May, the Fund has implemented a new investment process in our portfolio strategy. This process aims to increase investment efficiency and to utilize the outstanding research quality put together by our in-house investment team. In short, we divide our portfolio, as in the past, into the "core portfolio" and the "active portfolio". The core portfolio is designed to track the performance of the TAIEX. It aims to capture the fundamentals of Taiwan, which we believe are sound and promising for the long run.

As for the active portfolio, we follow a model portfolio created and maintained by our research team. The active portfolio is constructed in the following manner. In each sector, research analysts identify their top investment targets in a carefully selected universe of stocks, and assign investment weightings to those targets. Investment managers form an investment committee and together make decisions on the portfolio proposed by analysts, as well as sector weightings. The investment committee also decides on additional changes for the portfolio and weightings within sectors, when requested by analysts. We believe such a team effort helps generate an optimal portfolio that reflects the collective strength of our investment research. In fact, the active portfolio has successfully beaten the benchmark since its inception. We expect this trend to continue.

INVESTMENT OUTLOOK

For the stock market, the calendar year began with a rebound at the start and later fell into a downward spiral. Now the question is: will next year produce another relapse? Or simply put, have we really seen the worst?

On the one hand, we see on-going downward pressure on the market in the near term, as weaker consumer demand threatens to dampen the global economy. On the other hand, we think that the current downturn provides great buying opportunities for long-term investors, as we believe the global economy will eventually survive the troubled waters and will revive later in 2003.

Looking forward, the global economy is still promising despite negative readings on recent economic indicators in the U.S., such as deteriorating consumer sentiment and the troublesome reports of the ISM index for business activity. The apparent weakness of U.S. consumer spending, which represents two-thirds of U.S. GDP, certainly cast clouds on the global economic outlook. There is no doubt that U.S. consumers have become more cautious in spending now, given the bad news of corporate scandals, falling stock prices and growing fears of a war. In determining consumers' long-term spending power, what is really important is their financial soundness, as measured by their job security and income level. In August, the U.S. Labor Department reported four straight months of na-

--------------------------------------------------------------------------------


tional job gains. The U.S. unemployment rate in August fell to 5.7% from 5.9%. In addition, continued improvements in productivity have kept wages and salaries rising, making the case of continuing growth of personal income for U.S. workers. In light of the above, we believe consumer demand will be back on its normal track as people recover their confidence.

The corporate front is also starting to show signs of life. Although the profit outlook remains unclear, companies have stopped cutting back capital spending since the fourth quarter of 2001. It seems that the inevitable IT replacement cycle has quietly taken place. According to a CIO Magazine Tech Poll, there is a growing percentage of corporate IT managers who plan to increase spending in computer hardware over the next twelve months. As older PCs become more and more obsolete, chances are high that the much-anticipated PC upgrade cycle will start in 2003 after a long four-year drought. And since inventory levels remain low, a kick-off in IT demand driven by businesses may turn the technology sector around in the next couple of months. We believe it's time to buy while prices are low before the market comes to reflect this potential development.

For the TAIEX, it is even more tempting now to stay on the buy side. First, Taiwan has a great connection with China, which offers unparalleled growth opportunities, especially in today's global economic environment. Second, Taiwan is receiving an increasing number of outsourcing orders from U.S. and Japanese companies seeking cost reduction. In other words, Taiwan will survive a downturn, should that happen, and prosper in the ensuing upturn. Together with China, Taiwan has established its position as the world's factory. Third, Taiwan has a banking industry that is developing quickly into the lucrative consumer banking areas where markets are still relatively unexplored. Also, the government is reforming this industry at an unprecedented pace that promises to increase the long-term attractiveness of well-managed banks. Fourth, many Taiwanese companies have successfully developed new products that are still growing fast even in a sluggish economic environment. Finally, the valuation of the TAIEX is now at its lower end. In terms of price-to-book ratio, the market was trading at 1.5 times book value at the end of August. We believe at this level the market has limited downside risks, considering that Taiwan's long-term outlook remains promising. Moreover, liquidity is at an all time high with the Central Bank's Negotiable Certificate of Deposits outstanding approaching NT$2 trillion. A boost of confidence is needed now and may come at any time.

We have set out four investment themes to focus on the areas described above. They include: 1) China Harvest Plays 2) Outsourc-

--------------------------------------------------------------------------------

ing Winners 3) Consumer Banking and 4) New Products. Our top ten holdings in the active portfolio mostly fall into these categories. The following table provides a brief comment on each of these companies and shows their connection to our investment themes.

ACTIVE PORTFOLIO* TOP TEN HOLDINGS

------------------------------------------------------------------------------------------------------------------
                       Active
Company               Portfolio
(Core Number)         Weighting    Investment Theme                             Comment
------------------------------------------------------------------------------------------------------------------
 TSMC (2330)           7.90%      Outsourcing Winner  1. Foundry leader with strong competitive edge
                                                      2. IDM outsourcing to accelerate on constraints in 12" wafer fab investments
                                                      3. World class corporate governance
------------------------------------------------------------------------------------------------------------------
 Cheng Shin Rubber     5.62%      China Harvest Play  1. MAXXIS brand, world's No. 13 tire maker
 (2105)
                                                      2. China's No. 1 tire maker, to fully enjoy China's growing car market
                                                      3. Capacity in full run, now building new production lines in all of its China plants
------------------------------------------------------------------------------------------------------------------
 Mediatek (2454)       4.41%      New Product         1. Leader in optical storage driver ICs
                                                      2. Continued advance in technology
                                                      3. New growth drivers ahead (combo drive, DVD-Player,
                                                         handset chipset)
------------------------------------------------------------------------------------------------------------------
 Hon Hai Precision     4.32%      Outsourcing Winner  1. Largest OEM player in Taiwan
 (2317)
                                                      2. Strong partnership with big brands (HP, Dell, IBM, Acer,
                                                         Apple, Sony)
                                                      3. Cost leadership via its competitive advantage in molding and production management
------------------------------------------------------------------------------------------------------------------
 China Trust Group     3.31%      Consumer Banking    1. Largest credit card circulation
 (2891)
                                                      2. Highest exposure in consumer loans
                                                      3. Excellent product innovation
                                                      4. Highest ROE among peers
------------------------------------------------------------------------------------------------------------------
 UMC (2303)            2.78%      Outsourcing Winner  1. Leading foundry player
                                                      2. Strong relationships with IDMs which pursue outsourcing aggressively (Motorola, AMD)
------------------------------------------------------------------------------------------------------------------
 Formosa Plastics      2.77%      Cyclical Upturn     1. World's largest manufacturer of PVC resins
 (1301)
                                                      2. To ride on the industry's upturn through 2005
------------------------------------------------------------------------------------------------------------------
 Microstar             2.46%      Outsourcing Winner  1. Emerging motherboard OEM manufacturer
 International
 (2377)
                                                      2. To provide higher-profit server motherboards to OEM
------------------------------------------------------------------------------------------------------------------
 Quanta Computer       2.34%      Outsourcing Winner  1. OEMs' preferred notebook PC manufacturer
 (2382)                           New Product
                                                      2. To benefit from new businesses in server, handset, and
                                                         LCD monitor
------------------------------------------------------------------------------------------------------------------
 Compal Computer       2.25%      Outsourcing Winner  1. Leading notebook PC manufacturing with strong ties to
 (2324)                           New Product            Dell and Toshiba
                                                      2. To benefit from new businesses in handset and PDA
------------------------------------------------------------------------------------------------------------------

* As of August 31, 2002, the Active Portfolio represented approximately 35% of the total investments.

--------------------------------------------------------------------------------

INVESTMENT TEAM DEVELOPMENTS

The following chart shows our current research team members, their assigned duty and their research focus. With such a strong team, we are well prepared to deliver continuing strong performance to our investors.


                                  [FLOW CHART]

-------------------------------------------------------------------------------------------------
                          -------------------------
                            Investment & Research
                          Chief Investment Officer:
                              Vincent C.S. Lai
                          -------------------------
                                      |
                                      |
-----------------                     |                       ---------------------
Administration of         -------------------------           Portfolio Management
   Taiwan Fund   ---------       Research Team     -----------        Team
-----------------         -------------------------           ---------------------
 |                                    |                        |                  |
 |                     ------------------------------          |                  |
 |                     |              |              |         |                  |
 ---------       -------------   -----------   --------------  -----------------  ----------
 Vicki Hau       Non-Tech Team   Tech Team A    Tech Team B    Deputy: Jovi Chen  Alan Huang
 ---------       James Yeh       Jack Chang      Leslie Lo     -----------------  ----------
 |               -------------   -----------   --------------  |                  Model & Strategy
 ---------             |              |              |         |                  Delivery
 Jovi Chen       -------------   -----------   --------------  -----------------
 ---------        Dominic Lin     Andy Chang     Julian Lin    James Yeh
                 Robert Chuang   Sanger Lung   Christine King  -----------------
                   Andy Ting       Jay Wang      Susan Hsu     |
                                                Grace Huang    -----------------
                       |              |              |         Jack Chang
                       |              |              |         -----------------
                       |              |              |         Deputy: Grace Hunag
                 -------------   -----------   --------------  |
                    Global         Global         Regional     -----------------
                   Financial        Tech            TMT        Andy Chang
                     Team           Team            Team       -----------------
                 -------------   -----------   --------------  |
                                                               -----------------
                                                               Leslie Lo
                                                               -----------------
-------------------------------------------------------------------------------------------------

Although the market may remain volatile in the coming months, we believe the market's valuation is becoming more and more attractive. With that in mind, we believe that the year 2003 will be another fruitful year for investors.

Thank you for your support and we look forward to presenting our investment strategy again in coming reports.

Sincerely,

/s/ Vincent Lai                                      /s/ Jovi Chen
Vincent Lai                                          Jovi Chen
Portfolio Manager                                    Deputy Portfolio Manager

--------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

           TOP TEN EQUITY HOLDINGS


HOLDINGS AS OF AUGUST 31, 2002               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         4.2
--------------------------------------------------
Hon Hai Precision Industry                 3.9
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  3.0
--------------------------------------------------
Formosa Plastic                            2.7
--------------------------------------------------
Mediatek Incorporation                     2.6
--------------------------------------------------
Cheng Shin Rubber Industrial Co.           2.6
--------------------------------------------------
Quanta Computer, Inc.                      2.5
--------------------------------------------------
Chinatrust Financial Holdings              2.1
--------------------------------------------------
Nan Ya Plastic                             2.0
--------------------------------------------------


      TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2002             %
--------------------------------------------------
Electronics                               17.7
--------------------------------------------------
PC & Peripherals                          16.5
--------------------------------------------------
Semiconductor                             16.3
--------------------------------------------------
Banks                                      8.7
--------------------------------------------------
Telecommunications                         6.8
--------------------------------------------------
Financial Services                         6.3
--------------------------------------------------
Plastics                                   5.4
--------------------------------------------------
Rubber                                     3.1
--------------------------------------------------
Textiles & Apparel                         3.0
--------------------------------------------------
Automobiles, Tires & Accessories           1.6
--------------------------------------------------


           TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2001               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Asustek Computer, Inc.                     4.0
--------------------------------------------------
Hon Hai Precision Industry                 3.9
--------------------------------------------------
Quanta Computer, Inc.                      3.2
--------------------------------------------------
Bank Sinopac                               3.0
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Ambit Microsystems Corp.                   2.4
--------------------------------------------------
Macronix International Co. Ltd.            2.1
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.0
--------------------------------------------------


       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2001             %
--------------------------------------------------
Semi-conductor                            20.9
--------------------------------------------------
Electronics                               16.5
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Banks                                     10.8
--------------------------------------------------
Telecommunications                         7.5
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Plastics                                   2.7
--------------------------------------------------
Textiles & Apparel                         2.1
--------------------------------------------------
Financial Services                         2.1
--------------------------------------------------

* Percentages based on total investments at August 31, 2002 and August 31, 2001.

--------------------------------------------------------------------------------
THE TAIWAN FUND, INC.
INVESTMENTS/AUGUST 31, 2002 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT
IN SECURITIES)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - 96.2%
BASIC INDUSTRIES -- 13.7%
CEMENT -- 1.2%
Asia Cement.............................      3,169,450   $  1,052,157
Chia Hsin Cement (a)....................      1,574,000        534,028
Taiwan Cement Corp. (a).................      2,091,440        623,945
                                                          ------------
                                                             2,210,130
                                                          ------------
CHEMICALS -- 1.3%
Apex Biotechnology Corp. (a)............        204,360        385,529
Eternal Chemical Co. Ltd. ..............        759,150        550,656
Oriental Union Chemical Corp. ..........        497,000        356,142
Pihsiang Machinery Manufacturing Co.
 Ltd. ..................................        149,677        477,180
Yung Shin Pharmaceutical Industries
 Co. ...................................        740,000        549,751
                                                          ------------
                                                             2,319,258
                                                          ------------
GLASS -- 0.4%
Taiwan Glass............................      1,207,189        797,967
                                                          ------------
IRON & STEEL -- 1.5%
China Steel Corp. ......................      5,037,920      2,342,876
Yieh Phui Enterprise (a)................      1,196,000        416,274
                                                          ------------
                                                             2,759,150
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.0%
Yuen Foong Yu Paper Manufacturing.......             50             13
                                                          ------------
PLASTICS -- 5.4%
Formosa Plastic.........................      4,095,639      4,923,392
Nan Ya Plastics Corp. ..................      4,052,352      3,721,669
Taiwan Polypropylene Co. Ltd. ..........         43,260         27,330
Taiwan Styrene Monomer Corp. (a)........      1,441,000      1,327,625
                                                          ------------
                                                            10,000,016
                                                          ------------
RUBBER -- 3.1%
Cheng Shin Rubber Industrial Co. .......      3,938,920      4,769,561
Kenda Rubber Industrial Co. (a).........      1,019,000      1,052,082
                                                          ------------
                                                             5,821,643
                                                          ------------
WIRE & CABLE -- 0.8%
Pacific Electrical Wire & Cable (a).....      2,766,530   $    453,132
Sampo Corp. ............................      1,089,000        414,068
Walsin Lihwa Corp. (a)..................      2,314,348        548,295
                                                          ------------
                                                             1,415,495
                                                          ------------
TOTAL BASIC INDUSTRIES..................                    25,323,672
                                                          ------------
DURABLES -- 4.6%
AUTOMOBILES, TIRES & ACCESSORIES -- 1.6%
China Motor Co. ........................      1,112,031      1,431,102
Yulon Motor.............................      2,016,870      1,521,943
                                                          ------------
                                                             2,953,045
                                                          ------------
TEXTILES & APPAREL -- 3.0%
Far Eastern Textile Co. Ltd. ...........      2,018,749        699,683
Formosa Chemical & Fiber................      3,121,724      2,876,113
Formosa Taffeta Co. Ltd. ...............      1,292,551        523,598
Nien Hsing Textile Co. Ltd. ............        951,000        895,648
Tainan Enterprises Co. .................        497,000        581,457
                                                          ------------
                                                             5,576,499
                                                          ------------
TOTAL DURABLES..........................                     8,529,544
                                                          ------------
FINANCE -- 15.3%
BANKS -- 8.7%
Chang Hwa Commercial Bank...............      1,781,940        750,510
Chinatrust Financial Holding Co. Ltd. ..      5,075,000      3,963,220
CTB Financial Holding Co. ..............      2,854,678      1,477,853
Farmers Bank of China Co. Ltd. (a)......      1,176,000        285,487
First Commercial Bank (a)...............      1,848,000      1,113,448
International Bank of Taipei............      1,276,240        530,056
International Commercial Bank of
 China..................................      1,822,740      1,023,592
Shin Kong Financial Holdings Co.
 Ltd. ..................................      1,322,000        440,796
Taipei Bank (a).........................      2,967,000      2,742,240
Taishin Financial Holdings Co.
  Ltd. (a)..............................      4,375,000      2,072,975
Taiwan Business Bank (a)................      2,299,000        406,813
United World Chinese Commercial Bank....      1,852,000      1,310,863
                                                          ------------
                                                            16,117,853
                                                          ------------

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------
INVESTMENTS/AUGUST 31, 2002 (continued)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
FINANCIAL SERVICES -- 6.3%
Cathay Financial Holding Co. Ltd. ......      2,410,000   $  2,918,222
China Development Financial Holding
 Corp. (a)..............................      3,291,000      1,905,873
E. Sun Financial Holding Co. Ltd. (a)...      4,281,000      1,627,757
Fubon Financial Holding Co. Ltd. .......      2,355,000      2,093,946
Fuh-Hwa Financial Holdings Co. Ltd.
 (a)....................................      1,636,000        447,400
Hua Nan Financial Holdings Co. Ltd. ....      3,249,400      1,929,301
SinoPac Holdings Co. (a)................      1,560,142        684,473
                                                          ------------
                                                            11,606,972
                                                          ------------
SECURITIES INDUSTRIES -- 0.3%
Yuanta Core Pacific Securities Co.
  (a)...................................      1,195,000        629,131
                                                          ------------
TOTAL FINANCE...........................                    28,353,956
                                                          ------------
NONDURABLES -- 0.5%
FOODS -- 0.5%
Uni-President Enterprises Corp. ........      2,682,696        855,261
                                                          ------------
OTHERS & MISCELLANEOUS -- 1.0%
OTHERS & MISCELLANEOUS -- 1.0%
Giant Manufacturing.....................        233,607        277,404
National Petroleum (a)..................        644,025        525,543
Pou Chen (a)............................      1,029,948        671,771
Ton Yi Industrial Corp. (a).............      1,804,000        348,242
Victor Taichung Machinery Works Co. Ltd.
 (a)....................................            116              5
                                                          ------------
                                                             1,822,965
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS............                     1,822,965
                                                          ------------
RETAIL & WHOLESALE -- 0.5%
GENERAL MERCHANDISE STORES -- 0.5%
President Chain Store Corp. ............        608,819      1,006,092
                                                          ------------
TECHNOLOGY -- 59.5%
COMPUTER SERVICE & SOFTWARE -- 1.2%
Cyberlink Corp (a)......................        145,800        417,912
Fullerton Technology Co. Ltd. ..........        115,000        321,219
Soft-World International Corp. .........        128,000        540,977
Springsoft, Inc. .......................        142,900        374,073
Stark Technology, Inc. .................        159,300        321,489
Systex Corp. (a)........................        454,800        246,089
                                                          ------------
                                                             2,221,759
                                                          ------------

ELECTRICAL EQUIPMENT -- 1.0%
Basso Industry Corp. ...................        160,000   $    245,686
Kaulin Manufacturing Co. Ltd. ..........            200            194
Teco Electric & Machinery Co. (a).......      2,236,026        722,670
TYC Brother Industrial Co. Ltd. ........        193,000        240,474
Yung Tay Engineering Co. Ltd. ..........      1,018,000        550,834
                                                          ------------
                                                             1,759,858
                                                          ------------
ELECTRONICS -- 17.7%
Advanced Semiconductor Engineering, Inc.
  (a)...................................      1,588,492        905,984
Asia Optica Co Inc. ....................            600          2,527
Au Optronics Corp. (a)..................      2,161,000      1,674,949
Behavior Technology Computer Corp. .....        264,000        173,735
Billion Electric Co. Ltd. (a)...........            180            204
Cheng Uei Precision Industry Co.,
 Ltd. ..................................        123,050        305,915
Chungwha Picture Tubes Ltd. (a).........      1,954,000        965,856
CMC Magnetics Corp. ....................      1,143,000        473,046
Compeq Manufacturing Co., Inc. (a)......      1,198,150      1,082,856
Delta Electronics, Inc. ................      1,668,700      2,313,436
Elan Microelectronics Corp. ............        878,851        745,443
Elite Semiconductor Memory Technology
 Inc. ..................................        101,400        516,046
Faraday Technology Co (a)...............        210,600        637,529
Greatek Electronics, Inc. ..............        420,000        427,493
Hon Hai Precision Industry..............      1,884,548      7,165,582
Jean Co. Ltd. (a).......................        381,000        217,300
Li Shin International Enterprise
 Corp. .................................        278,400        354,209
Lite-On Electronics Inc. ...............        445,080        429,589
MediaTek, Inc. .........................        558,600      4,885,095
Orient Semiconductor Electronics Ltd.
 (a)....................................        770,000        202,691
Phihong Enterprise Co. Ltd. ............        344,560        483,734
Phoenixtec Power Co. Ltd. ..............        593,000        412,793
Procomp Informatics Co. Ltd. (a)........        277,500        209,403
Prodisc Technology, Inc. (a)............        336,150        187,788
Realtek Semiconductor Corp. ............        921,400      2,641,041
Silicon Integrated Systems Corp. (a)....        502,000        446,353
Siliconware Precision Industry (a)......      1,204,100        669,140
Silitek Corp. ..........................        402,080        576,248
Sunplus Technology Co. Ltd. ............        629,250      1,177,888
Unimicron Technology Corp...............        632,049        462,159
Via Technologies, Inc. .................        419,000        716,920
Welldone Company (a)....................        143,000        271,863
Ya Hsing Industrial Co. Ltd. (a)........        480,600        584,760
Yageo Corp. (a).........................      1,122,120        397,124
                                                          ------------
                                                            32,716,699
                                                          ------------

12   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
INVESTMENTS/AUGUST 31, 2002 (continued)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
PC & PERIPHERALS -- 16.5%
Acer, Inc. .............................        925,228   $    936,323
Advantech Co. Ltd. .....................        583,800      1,067,198
Amtran Technology Co. Ltd. .............        950,400      1,375,981
Arima Computer Corp. (a)................        647,900        341,100
Asustek Computer, Inc. .................      1,365,000      3,293,726
Benq Corp. .............................      1,839,400      3,120,363
Chicony Electronics Co. Ltd. (a)........        268,620        436,046
Compal Electronics, Inc. ...............      3,136,200      2,962,833
Coretronic Corp. (a)....................        535,200        688,763
First International Computer, Inc. .....      1,136,000        275,777
Fu Sheng Industrial Co. Ltd. ...........        661,600        812,729
Gigabyte Technology Co. Ltd. (a)........        273,000        602,852
Inventec Co. Ltd. ......................        927,900        673,060
Kinpo Electronics, Inc. ................        674,610        445,925
Lite-On Technology Corp. ...............        380,723        601,317
Meiloon Industrial Co. Ltd. ............        256,800        491,968
Micro-Star International Co. Ltd. ......        943,025      2,675,444
Mitac International Corp. ..............        658,320        304,225
MiTAC Technology Corp. .................        312,400        360,918
Premier Image Technology Corp. .........        518,600        728,073
Quanta Computer, Inc. ..................      2,073,375      4,608,848
Synnex Technology International.........        351,900        464,191
Tatung Co. Ltd. (a).....................      2,157,000        511,018
Test Research, Inc. (a).................            600            681
Topco Scientific Co. Ltd. ..............        132,080        382,449
Transcend Co. Ltd. .....................        360,000      1,037,145
World Peace Industrial Co. Ltd. (a).....        427,500        530,155
Yosun Industrial Corp. .................        384,230        719,237
                                                          ------------
                                                            30,448,345
                                                          ------------
SEMI-CONDUCTOR -- 16.3%
Episil Technologies, Inc. (a)...........        520,000        206,844
Macronix International Co. Ltd. (a).....      1,555,400        595,956
Nanya Technology Corp. (a)..............      2,410,000      2,304,972
Powerchip Semiconductor Corp. (a).......        974,000        450,108
Pro Mos Technologies, Inc. (a)..........        464,000        217,139
Taiwan Semiconductor Manufacturing Co.
 (a)....................................     11,516,800     16,808,667
United Microelectronics Corp. Ltd.
 (a)....................................      9,426,775      7,747,657
Winbond Electronics Corp. (a)...........      3,149,000      1,860,480
                                                          ------------
                                                            30,191,823
                                                          ------------

TELECOMMUNICATIONS -- 6.8%
Accton Technology Corp. (a).............        878,500   $  1,361,816
Ambit Microsystems Corp. ...............        398,996      1,102,811
Askey Computer Co. (a)..................        984,200      1,151,448
Chunghwa Telecom Co. Ltd. ..............      4,342,000      5,587,833
D-Link Corp. ...........................        501,950        507,969
Far EasTone Telecommunications Co.
 Ltd. ..................................        712,480        620,997
GVC Corp. (a)...........................        444,000        261,024
Ichia Technologies, Inc. ...............        167,000        235,431
Radiant Opto-Electronics Corp. .........         76,000        197,836
Taiwan Cellular Corp (a)................        558,187        620,389
Zyxel Communications Corp. (a)..........        503,700        957,605
                                                          ------------
                                                            12,605,159
                                                          ------------
TOTAL TECHNOLOGY........................                   109,943,643
                                                          ------------
TRANSPORTATION -- 1.1%
AIR TRAVEL -- 0.6%
China Airlines..........................      2,106,720        717,850
EVA Airways Corp. (a)...................      1,273,000        484,030
                                                          ------------
                                                             1,201,880
                                                          ------------
SHIPPING -- 0.5%
Evergreen Marine Corp. .................      1,385,605        553,189
Wan Hai Lines Ltd. .....................        590,000        364,112
                                                          ------------
                                                               917,301
                                                          ------------
TOTAL TRANSPORTATION....................                     2,119,181
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $160,741,410)..........................                   177,954,314
                                                          ------------
                                            MATURITY
                                             AMOUNT
                                               US$
                                            --------
REPURCHASE AGREEMENTS - 0.3%
State Street Bank and Trust Co. at .25%
  dated 8/26/02, due 9/3/02
  (collateralized by U.S. Treasury Bond
  7.5%, 11/15/16, market value
  $597,623).............................  $     584,032   $    584,000
                                                          ------------

    The accompanying notes are an integral part of the financial statements.  13

--------------------------------------------------------------------------------
INVESTMENTS/AUGUST 31, 2002 (continued)
--------------------------------------------------------------------------------

                                            PRINCIPAL         US$
                                             AMOUNT          VALUE
                                               NT$          (NOTE 1)
                                            ---------       --------
COMMERCIAL PAPER - 3.5%
Ascend Gear International
  2.285%, 9/23/02 (b)...................     29,648,405   $    867,166
Chang Chun Petro Chemical, Co.
 1.85%, 12/02/02 (b)....................      4,807,804        140,620
CoCo Corp.
 2.285%, 9/16/02 (b)....................     59,347,257      1,735,808
DuPont Far East PetraChemicals
 1.85%, 10/25/02 (b)....................     49,755,786      1,455,273
Great Ocean Travel Service
 2.285%, 10/11/02 (b)...................     14,856,726        434,534
He Shin Co
 1.85%, 9/12/02 (b).....................     49,765,058      1,455,544
Shinkong Synthetic Fibers Corp.
 1.85%, 11/15/02 (b)....................      9,956,951        291,224
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified
 Cost -- $6,377,265)....................                     6,380,169
                                                          ------------
TOTAL INVESTMENTS -- 100% (COST --
 $167,702,675)..........................                  $184,918,483
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 2002, the aggregate cost basis of the Fund's investment securities for income tax purposes was $167,983,425.

Net unrealized appreciation of the Fund's investment securities was $16,935,058 of which $29,964,280 related to appreciated investment securities and $13,029,222 related to depreciated investment securities for the fiscal year ended August 31, 2002. In addition, as of August 31, 2002, the Fund had a capital loss carryforward of $58,717,404 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($18,722,303) and August 31, 2010 ($39,995,101.)

14  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002

ASSETS
Investments in securities, at value (cost
  $167,702,675) (Notes 1 and 2) - See
  accompanying schedule.....................             $184,918,483
Cash........................................                    5,298
Cash in New Taiwan dollars (cost
 $199,654)..................................                  199,545
Dividend receivable.........................                  291,288
Interest receivable.........................                   34,890
                                                         ------------
 Total assets...............................              185,449,504
                                                         ------------
LIABILITIES
Accrued management fee (Note 3).............  $127,790
Taiwan withholding tax payable (Note 1).....    81,637
Other payables and accrued expenses.........   186,575
                                              --------
 Total liabilities..........................                  396,002
                                                         ------------
NET ASSETS..................................             $185,053,502
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.............................             $245,064,787
Accumulated undistributed net realized loss
 on Investments in securities and foreign
 currency...................................              (77,224,232)
Net unrealized appreciation on
 Investments in securities and foreign
   currency.................................               17,212,947
                                                         ------------
NET ASSETS..................................             $185,053,502
                                                         ============
NET ASSET VALUE, per share ($185,053,502 /
 16,365,572 shares outstanding).............                   $11.31
                                                               ======

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2002

INVESTMENT INCOME
Dividends................................                 $  2,800,968
Interest.................................                      269,197
                                                          ------------
                                                             3,070,165
Less: Taiwan withholding tax (Note 1)....                     (584,021)
                                                          ------------
 Total Income............................                    2,486,144
                                                          ------------
EXPENSES:
Management fee (Note 3)
 Basic fee...............................  $  2,623,349
 Performance adjustment..................       (75,662)
Custodian fees and expenses..............       352,379
Administration and accounting fees
 (Note 3)................................       211,266
Directors compensation (Note 3)..........       230,915
Legal....................................       200,275
Audit....................................        90,869
Shareholder communications...............       192,802
Delaware franchise tax...................        59,965
Insurance fees...........................        61,232
Miscellaneous............................        37,201
Transfer agent fees......................        19,400
Taiwan stock dividend tax (Note 1).......       445,354
                                           ------------
 Total expenses..........................                    4,449,345
                                                          ------------
 NET INVESTMENT LOSS.....................                   (1,963,201)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTE 1)
Net realized loss on:
 Investments in securities...............   (14,106,382)
 Foreign currency transactions...........        (4,484)
                                           ------------
                                                           (14,110,866)
                                                          ------------
Change in net unrealized appreciation
 (depreciation) on:
 Investments in securities...............    25,168,705
 Assets and liabilities denominated in
   foreign currencies....................        (3,601)
                                           ------------
                                                            25,165,104
                                                          ------------
Net realized and unrealized gain.........                   11,054,238
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................                 $  9,091,037
                                                          ============

    The accompanying notes are an integral part of the financial statements.  15

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                               August 31,      August 31,
                                                                  2002            2001
                                                              ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................  $ (1,963,201)   $  (3,468,309)
 Net realized loss on investments and foreign currency
   transactions.............................................   (14,110,866)     (81,092,319)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............    25,165,104      (86,796,888)
                                                              ------------    -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     9,091,037     (171,357,516)
                                                              ------------    -------------
Distributions to shareholders
 From net realized gains....................................            --       (3,274,574)
                                                              ------------    -------------
 Total distributions to shareholders........................            --       (3,274,574)
                                                              ------------    -------------
 Total increase (decrease) in net assets....................     9,091,037     (174,632,090)
                                                              ------------    -------------
NET ASSETS
 Beginning of period........................................   175,962,465      350,594,555
                                                              ------------    -------------
 End of period..............................................   185,053,502      175,962,465
                                                              ============    =============
Undistributed Net Investment Income
 End of period..............................................  $         --    $          --
                                                              ============    =============

16  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   Year Ended August 31,
                                                              ----------------------------------------------------------------
                                                                2002          2001          2000          1999          1998
                                                                ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
Net asset value, beginning of period........................  $  10.75      $  21.42      $  21.61      $  15.36      $  35.98
                                                              --------      --------      --------      --------      --------
Income from Investment Operations
 Net investment loss(a).....................................     (0.12)        (0.21)        (0.36)        (0.20)(c)     (0.33)(b)
 Net realized and unrealized gain (loss) on investments.....      0.68        (10.26)         0.17          7.46        (15.68)
                                                              --------      --------      --------      --------      --------
 Total from investment operations...........................      0.56        (10.47)        (0.19)         7.26        (16.01)
                                                              --------      --------      --------      --------      --------
Less Distributions
 From net realized gains....................................        --         (0.20)           --         (1.01)        (4.61)
                                                              --------      --------      --------      --------      --------
 Total distributions........................................        --         (0.20)           --         (1.01)        (4.61)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  11.31      $  10.75      $  21.42      $  21.61      $  15.36
                                                              ========      ========      ========      ========      ========
Market value, end of period.................................  $   9.27      $   9.88      $  17.63      $  18.31      $  11.00
                                                              ========      ========      ========      ========      ========
TOTAL RETURN
Per share market value......................................     (6.17)%      (43.16)%       (3.75)%       79.41%       (48.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................  $185,054      $175,962      $350,595      $353,614      $251,356
Ratio of expenses to average net assets(d)..................      2.20%         2.63%         2.30%         2.21%         2.29%(e)
Ratio of expenses to average net assets, excluding stock
 dividend tax expense.......................................      1.98%         2.15%         1.94%         1.88%         1.87%(e)
Ratio of net investment loss to average net assets..........     (0.97)%       (1.50)%       (1.54)%       (1.15)%       (1.51)%
Portfolio turnover rate.....................................       167%          125%          139%          125%           97%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(d) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(e)  Ratio of expenses after waiver (See Note 3).

    The accompanying notes are an integral part of the financial statements.  17

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser") (formerly "China Securities Investment Trust Corp." or "CSITC"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor ("QFII"), which allows the Fund to own 100% of a company's shares. However, all Funds managed by the Adviser are limited in aggregate to 10% ownership of a company's shares.

Taiwan's Affiliation Rules. ROC investment management company regulations currently prohibit an investment adviser from investing in securities issued by companies which are "affiliated parties" of such investment adviser. Recently, the ROC Securities and Futures Commission (the "SFC") interpreted "affiliated parties" broadly to include entities with directors or supervisors appointed by the same third party. As a result of the sale by China Development Industrial Bank of its interest in the Adviser on August 6, 2001, the Fund no longer holds any securities issued by "affiliated parties".

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date.

The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2002 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will re-

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

ceive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the Fund's components of net assets.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $316,756,692 and $312,087,772, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, the Adviser receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of 0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the year ended August 31, 2002, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.26% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 2002, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding. There were no shares issued or redeemed for the year ended August 31, 2002.

5. DISTRIBUTIONS

The Fund did not pay any distributions to shareholders during the year ended August 31, 2002. As of August 31, 2002, the components of distributable earnings on a tax basis were $0 for Undistributed Ordinary Income, $0 for Undistributed Long-Term Capital Gain, $16,932,197 for Unrealized Appreciation (Depreciation), and $(76,943,482) for accumulated capital and other losses.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE TAIWAN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the Fund's investments, as of August 31, 2002, and the related statements of operations for the year then ended, and changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended August 31, 2000 were audited by other auditors whose report, dated October 12, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ KPMG LLP

Boston, Massachusetts
October 4, 2002

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2002, no shares have been repurchased by the Fund.

PRIVACY POLICY

--------------------------------------------------------------------------------
                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

--------------------------------------------------------------------------------
SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)
--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                                                Principal
                                                                         Occupation or Employment
           Name, Address               Present Office   Director               During Past
             and (Age)                 With the Fund     Since                  Five Years
------------------------------------  ----------------  --------   ------------------------------------
Shao-Yu Wang (78)                     Chairman of the     1986     Chairman of the Board of Trustees,
 Apt. 5H                              Board and                    Soochow University (1987-present);
 No. 56 Tun Hwa South Road,           Director                     Chairman of the Board of Trustees,
 Section 2                                                         Min Chuan University,
 Taipei, Taiwan, ROC                                               (1986-present); Chairman of the
                                                                   Board of Trustees, Fu-Dan High
                                                                   School (1986-present)

**Benny T. Hu (53)                    President and       1993     Chairman, China Development Asset
 29 F, 97 Tun Hwa                     Director                     Management Corp. (June
 South Road, Section 2                                             2001-present); President, China
 Taipei, Taiwan, ROC                                               Development Industrial Bank
                                                                   (1993-2001); Ambassador-at-Large,
                                                                   Republic of China (May 2001-present)

David Dean (76)                       Director            1991     Senior Advisor of the
 8361 B. Greensboro Drive                                          Chiang-Ching-Kuo Foundation
 McLean, Virginia 22102                                            (1990-present)

Lawrence J. Lau (56)                  Director            1998     Kwoh-Ting Li Professor of Economic
 Stanford University                                               Development, Stanford University
 Landau Economics                                                  (1992- present); Director, Stanford
 Building, Room 340                                                Institute for Economic Policy
 579 Serra Mall                                                    Research at Stanford University
 Stanford, CA 94305-6072                                           (1997-1999)

Joe O. Rogers (52)                    Director            1986     The Rogers Team LLC, Organizing
 2477 Foxwood Drive                                                Member (July 2001-present);
 Chapel Hill, NC 27514                                             Executive Vice President, Business
                                                                   Development, Planet Portal Inc.
                                                                   (September 1999-May 2001);
                                                                   President, Rogers International,
                                                                   Inc. (September 1986-September
                                                                   1999); Vice President, Business
                                                                   Development, Thomson Consulting
                                                                   (1998-1999); Partner, PHH Fantus
                                                                   Consulting (1993-1996)

Jack C. Tang (74)                     Director            1989     Honorary Chairman (April
 Tristate Holdings Ltd.                                            2001-present), Co-Chairman (April
 66-72 Lei Muk Road                                                1999-April 2001), Chairman & CEO
 Kwai Chung                                                        (June 1998-April 1999), Chairman
 New Territories                                                   Emeritus (January 1997- June 1998),
 Hong Kong                                                         Chairman & CEO (1987- December
                                                                   1996), Tristate Holdings Ltd.;
                                                                   Director, Mid Pacific Air
                                                                   Corporation (1986-present); Director
                                                                   (1991-1999), Pacific Rim
                                                                   Investments, Ltd.

*Gloria Wang (47)                     Director            1998     Secretary and Treasurer of the Fund
 99 Tun Hwa South                                                  (1994-October 1998); Executive Vice
 Road, Section 2                                                   President, HSBC Asset Management
 Taipei, Taiwan, ROC                                               (Taiwan) Ltd. (1996-present)


           Name, Address                        Directorships in
             and (Age)                      Publicly-Held Companies
------------------------------------  ------------------------------------
Shao-Yu Wang (78)                     Executive Director, China American
 Apt. 5H                              Petrochemical Co., Ltd.
 No. 56 Tun Hwa South Road,           (1976-present).
 Section 2
 Taipei, Taiwan, ROC

**Benny T. Hu (53)                    Group Chairman, Far Eastern Air
 29 F, 97 Tun Hwa                     Transport Corp. (1995-present);
 South Road, Section 2                Chairman, China Securities
 Taipei, Taiwan, ROC                  Investment Trust Corporation
                                      (1992-1993); President, China
                                      Securities Investment Trust
                                      Corporation (1986-1992); Director,
                                      China Steel Corporation (1993-2001)

David Dean (76)                       --
 8361 B. Greensboro Drive
 McLean, Virginia 22102

Lawrence J. Lau (56)                  Director, Media Partners
 Stanford University                  International Holdings, Inc.
 Landau Economics                     (2001-present)
 Building, Room 340
 579 Serra Mall
 Stanford, CA 94305-6072

Joe O. Rogers (52)                    Director, The China Fund, Inc.
 2477 Foxwood Drive                   (1992- present)
 Chapel Hill, NC 27514

Jack C. Tang (74)                     --
 Tristate Holdings Ltd.
 66-72 Lei Muk Road
 Kwai Chung
 New Territories
 Hong Kong

*Gloria Wang (47)                     --
 99 Tun Hwa South
 Road, Section 2
 Taipei, Taiwan, ROC

                                                                                Principal
                                                                         Occupation or Employment
           Name, Address               Present Office   Director               During Past
             and (Age)                 With the Fund     Since                  Five Years
------------------------------------  ----------------  --------   ------------------------------------
Lawrence F. Weber (68)                Director            1995     Independent Consultant
 156 Ide Rd.                                                       (1993-present)
 Williamstown, MA 01267

Haichi Vicki Hau (39)                 Secretary and       1998     Senior Analyst of HSBC Asset
 99 Tun Hwa South                     Treasurer of the             Management (Taiwan) Limited, (1994-
 Road, Section 2                      Fund                         present); Analyst of HSBC Asset
 Taipei, Taiwan, ROC                                               Management (Taiwan) Ltd. (1991 to
                                                                   1994)


           Name, Address                        Directorships in
             and (Age)                      Publicly-Held Companies
------------------------------------  ------------------------------------
Lawrence F. Weber (68)                --
 156 Ide Rd.
 Williamstown, MA 01267

Haichi Vicki Hau (39)                 --
 99 Tun Hwa South
 Road, Section 2
 Taipei, Taiwan, ROC

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser.

** Mr. Hu was considered to be an "interested person" through August 22, 2001 because of his prior affiliation with the Fund's investment adviser.

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                                                                              27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT AUDITORS
    KPMG LLP
    Boston, MA